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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)

                                April 16, 1999


                             THE NORTH FACE, INC.
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              (Exact Name of Registrant as Specified in Charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)

        0-28596                                    94-3204082
 ---------------------               ------------------------------------
 (Commission File No.)               (IRS Employer Identification Number)



                              407 Merrill Avenue
                          Carbondale, Colorado 81623
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                   (Address of Principal Executive Offices)



                                (970) 704-2300
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             (Registrant's Telephone Number, Including Area Code)
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Item 5.   Other Events
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     On April 16, 1999, The North Face, Inc. issued a press release announcing that it had not filed its annual report on Form 10-K for the year ended December 31, 1998 because the annual audit by the its external auditors was not complete. The Company also announced that trading of its shares had been halted.

     (a)  Exhibits:

          99.1 Press Release dated April 16, 1999



                                       2
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE NORTH FACE, INC.


Dated:  April 20, 1999                 By: /s/ James G. Fifield
                                           ---------------------------------
                                           James G. Fifield
                                           President and Chief Executive Officer
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                               INDEX TO EXHIBITS



          Exhibit No.    Description
          -----------    -----------

          99.1           Press Release dated April 16, 1999.